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                                  EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Danielson Holding Corporation (the "Company") on Form 10-K for the Fiscal Year ended December 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samuel Zell, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) the Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


March 27, 2003

/s/ Samuel Zell
-----------------------
Samuel Zell
Chief Executive Officer


              A signed original of this written statement required by Section 906 has been provided to Danielson Holding Corporation and will be retained by Danielson Holding Corporation and furnished to the Securities and Exchange Commission or its staff upon request.